UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2022

ST Energy Transition I Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-41119	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Par-la-Ville Place, 4th Floor 14 Par-la-Ville Road Hamilton Bermuda		HM08
(Address of principal executive offices)		(Zip Code)

+1 (441) 295-6935

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM securities, each consisting of one Class A share of $0.0001 par value per share, and one-half of one redeemable warrant	STET.U	The New York Stock Exchange
Class A shares, $0.0001 par value per share, included as part of the SAILSM securities	STET	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A share at an exercise price of $11.50, included as part of the SAILSM securities	STETWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 21, 2022, ST Energy Transition I Ltd. (the “Company”) announced that the holders of the Company’s SAILSM securities sold in the Company’s initial public offering (the “SAILSM securities”) may elect to separately trade the Class A shares, par value $0.0001 per share (“Class A Share”), and redeemable warrants included in the SAILSM securities commencing on January 24, 2022. Each SAILSM security consists of one Class A Share and one-half of one redeemable warrant to purchase one Class A Share. Any SAILSM securities not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “STET.U.” Any underlying Class A Shares and redeemable warrants that are separated will trade on NYSE under the symbols “STET” and “STETWS,” respectively. No fractional warrants will be issued upon separation of the SAILSM securities and only whole warrants will trade. Holders of SAILSM securities will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate such holders’ SAILSM securities into Class A Shares and redeemable warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the SAILSM securities is attached hereto as Exhibit 99.1.

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A shares and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated January 21, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST Energy Transition I Ltd.

Date: January 21, 2022	By:	/s/ Gunnar Eliassen
Name: Gunnar Eliassen
Title: Chief Executive Officer